Exhibit 10.4 Articles of Merger

                                ARTICLES  OF  MERGER

     THESE ARTICLES OF MERGER, dated as of August 19, 2002, are entered into by and between Zzyzx Zzazx Zzozx, Inc., a Wyoming corporation ("ZZZ") and National Beauty Corp., a Nevada corporation ("National Beauty"), to effectuate the merger of ZZZ with and into National Beauty (the "Merger"). ZZZ and National Beauty are hereinafter collectively referred to as the "Constituent Corporations."
National Beauty is sometimes hereinafter referred to as the "Surviving Corporation." These Articles of Merger set forth the Plan of Merger required by
Section 92A.200 of the Nevada General Corporation Law (the "Law") and Section 17-16-1105 of the Wyoming Business Corporation Act (the "Act").

     RECITALS

     A. One shareholder owns all of the outstanding 1,000 shares of common stock of ZZZ, which is the only class outstanding entitled to vote (the "ZZZ Common Stock").

     B. National Beauty and ZZZ have agreed that National Beauty and ZZZ shall merge with National Beauty to be the Surviving Corporation. The Merger has been approved by the Boards of Directors of the Constituent Corporations on August 19, 2002.

     C. In respect of ZZZ, as the sole shareholder of ZZZ, has approved the Merger by written consent action dated August 19, 2002, and has waived mailing of the Plan of Merger to it.

     D. In respect of National Beauty, the Merger does not require the approval of its shareholders pursuant to Section 92A.180 of the Law.

E. The number of votes cast by the shareholder of ZZZ was sufficient for the approval of the Merger.

     F. National Beauty and ZZZ have executed and delivered an Agreement and Plan of Merger annexed hereto and made a part hereof, which sets forth the Plan of Merger.


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     IN WITNESS WHEREOF, the parties hereto have caused these Articles of Merger to be executed on behalf of the Constituent Corporations as of the day and year first above written.

ZZYZ  ZZAZX  ZZOZX,  INC.          NATIONAL  BEAUTY  CORPORATION



By:     /s/  Jehu  Hand          By:     /s/  Edward  A.  Roth
        ---------------                  ---------------------
        Jehu  Hand                       Edward  A.  Roth
        President  and  Secretary        President


                                  By:     /s/  Alisha  Roth
                                          -----------------
                                          Alisha  Roth,  Secretary